Value Line Income and Growth Fund, Inc.

                        Supplement dated March 10, 2006
                      to the Prospectus dated May 1, 2005

      The first two sentences in the section under "What are the Fund's main investment strategies?" on page 2 should be replaced with the following:

      "To achieve the Fund's goals, we invest not less than 60% of the Fund's net assets in common stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund's net assets (up to 40%) may be invested in U.S. Government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality."

      In the first line of the second full paragraph on page 8, replace "(up to 35%)" with "(up to 40%)".